Exhibit 99.2
Google Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share and par value amounts which are reflected in thousands, and par value per share amounts)

	As of December 31, 2012	As of December 31, 2013
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,778	$18,898
Marketable securities	33,310	39,819
Total cash, cash equivalents, and marketable securities (including securities loaned of $3,160 and $5,059)	48,088	58,717
Accounts receivable, net of allowance of $581 and $631	7,885	8,882
Inventories	505	426
Receivable under reverse repurchase agreements	700	100
Deferred income taxes, net	1,144	1,526
Income taxes receivable, net	0	408
Prepaid revenue share, expenses and other assets	2,132	2,827
Total current assets	60,454	72,886
Prepaid revenue share, expenses and other assets, non-current	2,011	1,976
Non-marketable equity investments	1,469	1,976
Property and equipment, net	11,854	16,524
Intangible assets, net	7,473	6,066
Goodwill	10,537	11,492
Total assets	$93,798	$110,920
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,012	$2,453
Short-term debt	2,549	3,009
Accrued compensation and benefits	2,239	2,502
Accrued expenses and other current liabilities	3,258	3,755
Accrued revenue share	1,471	1,729
Securities lending payable	1,673	1,374
Deferred revenue	895	1,062
Income taxes payable, net	240	24
Total current liabilities	14,337	15,908
Long-term debt	2,988	2,236
Deferred revenue, non-current	100	139
Income taxes payable, non-current	2,046	2,638
Deferred income taxes, net, non-current	1,872	1,947
Other long-term liabilities	740	743
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock and additional paid-in capital, $0.001 par value per share: 12,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000); 329,979 (Class A 267,448, Class B 62,531) and par value of $330 (Class A $267, Class B $63) and 335,832 (Class A 279,325, Class B 56,507) and par value of $336 (Class A $279, Class B $57) shares issued and outstanding	22,835	25,922

Class C capital stock, $0.001 par value per share: 3,000,000 shares authorized; no shares issued and outstanding	0	0
Accumulated other comprehensive income	538	125
Retained earnings	48,342	61,262
Total stockholders’ equity	71,715	87,309
Total liabilities and stockholders’ equity	$93,798	$110,920

Google Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except share amounts which are reflected in thousands and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013
	(unaudited)			(unaudited)
Revenues:
Google (advertising and other)	$12,905	$15,707	$46,039	$55,519
Motorola Mobile (hardware and other)	1,514	1,151	4,136	4,306
Total revenues	14,419	16,858	50,175	59,825
Costs and expenses:
Cost of revenues - Google (advertising and other) (1)	4,963	6,253	17,176	21,993
Cost of revenues - Motorola Mobile (hardware and other) (1)	1,250	1,185	3,458	3,865
Research and development (1)	1,935	2,111	6,793	7,952
Sales and marketing (1)	1,751	2,126	6,143	7,253
General and administrative (1)	1,126	1,261	3,845	4,796
Total costs and expenses	11,025	12,936	37,415	45,859
Income from operations	3,394	3,922	12,760	13,966
Interest and other income, net	152	125	626	530
Income from continuing operations before income taxes	3,546	4,047	13,386	14,496
Provision for income taxes	639	666	2,598	2,282
Net income from continuing operations	2,907	3,381	10,788	12,214
Net income (loss) from discontinued operations	(21)	(5)	(51)	706
Net income	$2,886	$3,376	$10,737	$12,920
Net income (loss) per share - basic:
Continuing operations	$8.83	$10.10	$32.97	$36.70
Discontinued operations	(0.06)	(0.02)	(0.16)	2.12
Net income (loss) per share - basic	$8.77	$10.08	$32.81	$38.82
Net income (loss) per share - diluted:
Continuing operations	$8.68	$9.91	$32.46	$36.05
Discontinued operations	(0.06)	(0.01)	(0.15)	2.08
Net income (loss) per share - diluted	$8.62	$9.90	$32.31	$38.13

Shares used in per share calculation - basic	329,363	334,836	327,213	332,846
Shares used in per share calculation - diluted	334,977	341,003	332,305	338,809

(1) Includes stock-based compensation expense as follows:
Cost of revenues - Google (advertising and other)	$101	$127	$359	$469
Cost of revenues - Motorola Mobile (hardware and other)	4	4	14	18
Research and development	364	482	1,325	1,717
Sales and marketing	130	159	498	578
General and administrative	109	130	453	486
	$708	$902	$2,649	$3,268

Google Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013
	(unaudited)			(unaudited)
Operating activities
Net income	$2,886	$3,376	$10,737	$12,920
Adjustments:
Depreciation and amortization of property and equipment	630	757	1,988	2,781
Amortization of intangible and other assets	323	279	974	1,158
Stock-based compensation expense	716	902	2,692	3,343
Excess tax benefits from stock-based award activities	(75)	(179)	(188)	(481)
Deferred income taxes	(289)	(562)	(266)	(437)
Loss (gain) on divestiture of businesses	0	5	(188)	(700)
Other	(4)	62	(28)	106
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(559)	(853)	(787)	(1,307)
Income taxes, net	156	480	1,492	401
Inventories	113	(188)	301	(234)
Prepaid revenue share, expenses and other assets	382	(547)	(833)	(696)
Accounts payable	(225)	320	(499)	605
Accrued expenses and other liabilities	278	983	762	713
Accrued revenue share	356	246	299	254
Deferred revenue	(19)	157	163	233
Net cash provided by operating activities	4,669	5,238	16,619	18,659
Investing activities
Purchases of property and equipment	(1,020)	(2,255)	(3,273)	(7,358)
Purchases of marketable securities	(9,164)	(13,698)	(33,410)	(45,444)
Maturities and sales of marketable securities	5,380	15,073	35,180	38,314
Investments in non-marketable equity investments	(450)	(98)	(696)	(569)
Cash collateral related to securities lending	(13)	(519)	(334)	(299)
Investments in reverse repurchase agreements	(150)	0	45	600
Proceeds from divestiture of businesses	0	0	0	2,525
Acquisitions, net of cash acquired, and purchases of intangibles and other assets	(97)	(120)	(10,568)	(1,448)
Net cash used in investing activities	(5,514)	(1,617)	(13,056)	(13,679)
Financing activities
Net payments related to stock-based award activities	(98)	(144)	(287)	(781)
Excess tax benefits from stock-based award activities	75	179	188	481
Proceeds from issuance of debt, net of costs	3,984	2,418	16,109	10,768
Repayments of debt	(4,653)	(2,421)	(14,781)	(11,325)

Net cash provided by (used in) financing activities	(692)	32	1,229	(857)
Effect of exchange rate changes on cash and cash equivalents	55	3	3	(3)
Net increase (decrease) in cash and cash equivalents	(1,482)	3,656	4,795	4,120
Cash and cash equivalents at beginning of period	16,260	15,242	9,983	14,778
Cash and cash equivalents at end of period	$14,778	$18,898	$14,778	$18,898

The following table presents our Google segment revenues by revenue source(a) (in millions):

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013
	(unaudited)			(unaudited)
Advertising revenues:
Google websites	$8,640	$10,551	$31,221	$37,453
Google Network Members' websites	3,436	3,522	12,465	13,125
Total advertising revenues	12,076	14,073	43,686	50,578
Other revenues	829	1,647	2,353	4,972
Google segment revenues	$12,905	$15,720	$46,039	$55,550

(a) In accordance with GAAP, Google segment revenues (and related percentages) are presented consistent with what is provided to the chief operating decision maker for purposes of making decisions about allocating resources to that segment and assessing its performance, and include $13 million and $31 million of revenues resulting from intersegment transactions that are eliminated in our consolidated results for the three months and twelve months ended December 31, 2013, respectively.

The following table presents our Google segment revenues, by revenue source, as a percentage of Google segment revenues(a):

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013
	(unaudited)			(unaudited)
Advertising revenues:
Google websites	67%	67%	68%	67%
Google Network Members' websites	27%	23%	27%	24%
Total advertising revenues	94%	90%	95%	91%
Other revenues	6%	10%	5%	9%
Google segment revenues	100%	100%	100%	100%

(a) In accordance with GAAP, Google segment revenues (and related percentages) are presented consistent with what is provided to the chief operating decision maker for purposes of making decisions about allocating resources to that segment and assessing its performance, and include $13 million and $31 million of revenues resulting from intersegment transactions that are eliminated in our consolidated results for the three months and twelve months ended December 31, 2013, respectively.